                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 14, 2000

                             Cheniere Energy, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                  0-9092                           95-4352386
         (Commission File Number)        (IRS Employer Identification No.)

             Two Allen Center
      1200 Smith Street, Suite 1740
             Houston, Texas                         77002-4312
(Address of principal executive office)              (Zip code)

      Registrant's telephone number, including area code:  (713) 659-1361

                                      None
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     NASDAQ Listings Qualifications Panel has notified the Company that the Company's common stock had been delisted from the Nasdaq SmallCap Market effective December 14, 2000. The Company's common stock was listed, effective December 14, 2000, on the OTC Bulletin Board under the symbol "CHEX". Attached hereto as Exhibit 99.1 and incorporated by reference herein is certain information regarding such actions as presented in a press release dated December 13, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     c)  Exhibits.

           99.1 Press Release entitled "Cheniere Energy Inc. to Begin Trading on the OTC Bulletin Board - Symbol CHEX" dated December 13, 2000.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CHENIERE ENERGY, INC.
                              (Registrant)



                              By:   / s / Don A. Turkleson
                                    ----------------------
                                   Don A. Turkleson
                                   Chief Financial Officer, Treasurer and
                                   Secretary


Date:  December 15, 2000